UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

Please refer to the discussion under Item 8.01 below, which is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On September 1, 2021, Howmet Aerospace Inc. (the “Company”) closed its previously announced underwritten public offering of $700,000,000 aggregate principal amount of 3.000 % Notes due 2029 (the “Notes”). The closing of the offering satisfies the financing condition for the Company’s currently outstanding tender offer.

The Notes were issued under the Indenture dated as of September 30, 1993 between the Company and the Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, N.A. (formerly known as Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 25, 2007 between the Company and the Trustee, the Second Supplemental Indenture dated as of July 15, 2008 between the Company and the Trustee, the Fourth Supplemental Indenture dated as of December 31, 2017 between the Company and the Trustee, and the Fifth Supplemental Indenture dated as of April 16, 2020 between the Company and the Trustee (collectively, the “Indenture”). The Notes were sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-237705) and automatically declared effective on April 16, 2020. The form of the Notes is attached hereto as Exhibit 4.6 and is incorporated herein by reference into this Item 8.01. A copy of the opinion of counsel of the Company relating to the validity of the Notes is attached hereto as Exhibit 5.1, and is incorporated herein by reference into this Item 8.01.

The Notes will mature on January 15, 2029 and bear interest at a rate of 3.000% per annum. Accrued and unpaid interest on the Notes will be payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2022.

Prior to November 15, 2028, the Company may redeem the Notes, in whole or in part, at its option, at any time or from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, plus accrued interest, if any, to the date of redemption which has not been paid, or (ii) the sum of the present values of the remaining scheduled payments on the Notes to be redeemed, discounted, on a semiannual basis, at the Treasury Rate (as defined in the Notes), plus 30 basis points, plus accrued interest to the date of redemption which has not been paid. At any time on or after November 15, 2028, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest to the date of redemption which has not been paid. Any notice of redemption of the Notes to be redeemed at the option of the Company may state that such redemption shall be conditional, in the Company’s discretion, on one or more conditions precedent, and that such conditional notice of redemption may be rescinded by the Company if it determines that any or all such conditions will not be satisfied by the redemption date, and that in such event, such redemption notice shall be of no further force or effect and the Company shall not be required to redeem the Notes on the redemption date or otherwise.

The Indenture contains customary events of default. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all the Notes to be immediately due and payable.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibit 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 and incorporated by reference into this Item 8.01.

In connection with the offering, the Company entered into an underwriting agreement, dated August 18, 2021 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto. For a complete description of the terms of the Underwriting Agreement, please refer to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 8.01.

Also on September 1, 2021, the Company issued a press release announcing the results as of the early tender deadline (5:00 p.m., New York City time, on August 31, 2021) of its previously announced tender offer in respect of its outstanding 6.875% Notes due 2025 (the “Existing 2025 Notes”). The Company expects to purchase $599,984,000 aggregate principal amount of the Existing 2025 Notes at early settlement of the tender offer on September 2, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated August 18, 2021, between Howmet Aerospace Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor Trustee to PNC Bank, National Association, as Trustee (undated form of Indenture incorporated by reference to exhibit 4(a) to Registration Statement No. 33-49997 on Form S-3).

4.2	First Supplemental Indenture, dated as of January 25, 2007, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor Trustee to PNC Bank, National Association, as Trustee, incorporated by reference to exhibit 99.4 to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated January 25, 2007.

4.3	Second Supplemental Indenture, dated as of July 15, 2008, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee, incorporated by reference to exhibit 4(c) to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated July 15, 2008.

4.4	Fourth Supplemental Indenture, dated as of December 31, 2017, between Arconic Inc., a Pennsylvania corporation, Arconic Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to exhibit 4.3 to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated January 4, 2018.

4.5	Fifth Supplemental Indenture, dated as of April 16, 2020, between Howmet Aerospace Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to exhibit 4(e) to the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-237705) dated April 16, 2020.

4.6	Form of 3.000% Notes due 2029.

5.1	Opinion of K&L Gates LLP, counsel for Howmet Aerospace Inc.

23.1	Consent of K&L Gates LLP, counsel for Howmet Aerospace Inc. (included in Exhibit 5.1).

99.1	Howmet Aerospace Inc. press release dated September 1, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: September 1, 2021	By:	/s/ Ramon Ceron
	Name:	Ramon Ceron
	Title:	Vice President and Treasurer